UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 14, 2005
                                                     --------------

                             SNAP-ON INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                   1-7724                 39-0622040
           --------                   ------                 ----------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (262) 656-5200
                                                      --------------









Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events
---------    ------------

     On March 14, 2005, Snap-on Incorporated issued a press release entitled "Snap-on Incorporated Announces Executive Appointments". The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is being furnished pursuant to Item 8 - Other Events.


Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

(c)  Exhibits

     99.1 Press Release of Snap-on Incorporated, dated March 14, 2005 titled "Snap-on Incorporated Announces Executive Appointments."



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SNAP-ON INCORPORATED



Date: March 14, 2005               By: /s/ Martin M. Ellen
                                       -----------------------------------------
                                       Martin M. Ellen, Senior Vice President -
                                       Finance and Chief Financial Officer




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


                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

     99.1 Press Release of Snap-on Incorporated, dated March 14, 2005 titled "Snap-on Incorporated Announces Executive Appointments."






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